                                                                   EXHIBIT 10.86


                           FOURTH AMENDMENT AGREEMENT


         THIS FOURTH AMENDMENT AGREEMENT ("Agreement") is entered into as of the 30th day of September, 2000 by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership (collectively, the "Original Borrowers"), GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (the "Additional Borrowers"; the Original Borrowers and the Additional Borrowers are sometimes referred to herein as the "Borrowers"), TREBOR of TN, INC., a Tennessee corporation, SYDOOG, INC., a Delaware corporation, GOFAMCLO, INC., a Delaware corporation (collectively, the "Guarantors"),those several lenders who are or become parties to the Credit Agreement (as hereinafter defined) (collectively, the "Lenders" and, individually, a "Lender"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with offices in Knoxville, Tennessee, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Credit Agreement dated May 25, 1995 between Goody's Family Clothing, Inc., the Administrative Agent and Lenders, as amended and restated by that certain Amended and Restated Credit Agreement dated as of October 31, 1996 between the Original Borrowers, the Guarantors, Lenders and the Administrative Agent and as further amended by that certain Amendment Agreement dated May 16, 1997 among the Original Borrowers, the Guarantors, Lenders and the Administrative Agent, that certain Second Amendment Agreement dated September 23, 1997 (the "Second Amendment Agreement") among the Original Borrowers, GFCTX, L.P., the Guarantors, Lenders and the Administrative Agent and that certain Third Amendment Agreement dated as of May 26, 1998 (the "Third Amendment Agreement") among the Original Borrowers, the Additional Borrowers, the Guarantors, the Lender and the Administrative Agent (collectively, the "Credit Agreement"), Lenders have committed to make loans to the Original Borrowers in the principal amount of $130,000,000 (the "Loans") pursuant to the terms and provisions thereof;

         WHEREAS, pursuant to the Credit Agreement, the Original Borrowers delivered a Third Amended and Restated Promissory Note dated May 26, 1998 to each Lender (collectively, the "Original Notes") in the amount of such Lender's Commitment (as defined in the Credit Agreement);

         WHEREAS, the parties wish to modify the Credit Agreement to extend the Termination Date of the Credit Agreement, to change certain terms relating to the issuance of Letters of Credit, to change certain covenants, to decrease the total amount of the Commitments and modify the amount of certain Lender's Commitments and to make certain related modifications; and

         WHEREAS, all terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:


         1. Termination Date. The definition of Termination Date in the Credit Agreement is hereby amended in its entirety to state as follows:

                           "Termination Date" shall mean June 30, 2001 or such Termination Date as may be extended pursuant to
                           Section 2.3.8.

                  All indebtedness of the Borrowers incurred under the Credit Agreement shall be due and payable as of the Termination Date set forth above except as provided in Section 2.3.

         2. New Notes. The Borrowers shall deliver to each Lender a Fourth Amended and Restated Promissory Note substantially in the form attached hereto as Exhibit A (the "Fourth Amended Notes") reflecting the amount of such Lender's Commitment. Upon the execution and delivery of the Fourth Amended Notes to the Lenders, the Lender shall return the Original Notes to the Borrowers marked "canceled".

         3. Amendment Relating to Commitment Amounts. Section 2.1.1 of the Credit Agreement is hereby amended to decrease the aggregate amount of the Commitments from $130,000,000 to $115,000,000. Section 10 of the Third Amendment Agreement is hereby deleted in its entirety. The Commitment and Percent of each Lender as set forth on the signature pages to the Credit Agreement are hereby amended to be as follows:

                  Lender                 Commitment            Percentage
                  ------                 ----------            ----------

         First Tennessee Bank            $27,250,000             23.70%
         National Association

         AmSouth Bank                    $26,000,000             22.61%

         Southtrust Bank,                $22,750,000             19.78%

         First Union National            $22,750,000             19.78%
         Bank

         Wachovia Bank, N.A.             $16,250,000             14.13%

         4.       Amendments Relating to Commitment Amounts.

         (a) Clause (a) of Section 2.3.1. is hereby deleted and replaced to state as follows:

                  (a) each Letter of Credit by its terms shall terminate no later than February 28, 2002 (other than Standby Letters of Credit which shall terminate no later than June 30, 2002), and

         (b) Section 2.3 is hereby amended to add the following subsections:

                           2.3.5. Substitution of Letters of Credit on
                  Termination Date. Borrowers will use their best efforts to include a provision in a form satisfactory to the Administrative Agent (a "Substitution Provision") in each Letter of Credit issued pursuant to the terms of this Agreement that has an expiration date after June 30, 2001, which provision will permit Borrowers to terminate each such Letter of Credit and substitute for each such Letter of Credit a letter of credit from a financial institution with a long-term debt rating from a major rating agency not lower than the long-term debt rating of the Administrative Agent. On the Termination Date (prior to its extension pursuant to Section 2.3.8), or the immediately preceding Business Day if the Termination Date is not a Business Day, the Borrowers will use its best efforts to be delivered to each beneficiary of a Letter of Credit that includes a Substitution Provision a substitute letter of credit as described above and will use its best efforts to cause each Letter of Credit including such Substitution Provision to be returned to the Administrative Agent for cancellation. In the event each Letter of Credit issued pursuant to this Agreement has not been cancelled pursuant to the terms of this Section 2.3.5 as of the Termination Date (prior to its extension pursuant to Section 2.3.8), the Borrowers shall comply with Sections 2.3.6 and 2.3.7.

                           2.3.6. Security Letters of Credit. In the event all
                  of the Letters of Credit are not cancelled as provided in
                  Section 2.3.5 as of the Termination Date (prior to its extension pursuant to Section 2.3.8) or otherwise terminated with the consent of each beneficiary of each such Letter of Credit as of such Termination Date, the Borrowers will use their best efforts to deliver to the Administrative Agent for the benefit of Lenders one or more letters of credit in favor of the Administrative Agent and in a form satisfactory to the Administrative Agent (the "Security Letters of Credit") that will permit the Administrative Agent to draw immediately on such Security Letters of Credit to reimburse Lenders for drawings under the Letters of Credit in the event the Borrowers do not reimburse Lenders on the next business day after receipt of Lender's written demand for the amounts of such drawings on the Letters of Credit.

                           2.3.7. Deposit in Collateral Account. In the event
                  the Borrowers are unable to deliver Security Letters of Credit as provided in Section 2.3.6, the Borrowers shall, on the Termination Date (prior to its extension pursuant to Section 2.3.8), or the immediately preceding Business Day if the Termination Date is not a Business Day, cause to be deposited in the Collateral Account created and maintained pursuant to
                  Section 11.3 an amount equal to the amount of Letter of Credit Liabilities in immediately available (same day) funds for its benefit and the ratable benefit of Lenders. The amounts in such Collateral Account shall be administered and applied as provided in
                  Section 11.3.

                           2.3.8. Extension of Termination Date. In the event
                  the Borrowers comply fully with the requirements of Sections
                  2.3.6 and 2.3.7, the Termination Date shall automatically be extended until February 28, 2002 (June 30, 2002 if any Standby Letters of Credit remain outstanding at such time), subject to the following conditions: (a) all Revolving Credit Loans shall be due and payable on June 30, 2001, and Lenders shall have no further obligation to make Revolving Credit Loans under this Agreement thereafter; (b) Lenders shall have no further obligation to issue Letters of Credit under this Agreement;
                  (c) after each Letter of Credit Borrowing occurs, payment shall be due and payable on the next business day after receipt of Lender's written demand; and (d) the Borrowers shall not be required to comply with the covenants and negative covenants in Articles 9 and 10 of this Agreement. In the event the Borrowers do not comply fully with the requirements of Sections 2.3.6 and 2.3.7, (i) the Termination Date shall not be extended, (ii) an Event of Default shall be deemed to have occurred hereunder, and Lenders shall be entitled to exercise all remedies hereunder and at law or equity, (iii) in addition to all other remedies available to Lenders hereunder or at law or equity, Lenders shall be entitled to seek and obtain specific performance of the Borrowers' obligations under this Section 2.3 and (iv) an amount equal to all Letter of Credit Liabilities as well as all other amounts then due and payable under this Agreement shall be due and payable to Lenders.

         5. Commitment Fee; Interest and Fee Margins. The following amendments are made to the provisions of Sections 2.11.1, 2.13.1, 2.13.2 and
2.13.3 of the Credit Agreement:

                  a. Commitment Fees. Section 2.11.1 is hereby amended to change the per annum fee for each Lender's agreement to participate in the Facilities from eleven one-hundredths of one percent (0.11%) to twenty one-hundredths of one percent (0.20%).

                  b. Applicable LIBOR Margin. Section 2.13.1 is hereby amended to change the Applicable LIBOR Margin from thirty one-hundredths of one percent (.30%) to one and fifty one-hundredths of one percent (1.50%).

                  c. Applicable Commercial Letter of Credit Fee Percentage. Section 2.13.2 is hereby amended to change the Applicable Commercial Letter of Credit Fee Percentage from thirty one-hundredths of one percent (.30%) to sixty one-hundredths of one percent (.60%).

                  d.       Applicable Standby Letter of Credit Fee Percentage.
                  Section 2.13.3 is hereby amended to change the Applicable Standby Letter of Credit Fee Percentage from fifty one-hundredths of one percent (.50%) to one and fifty one-hundredths of one percent (1.50%).

         6. Financial Covenants. Sections 10.1.1, 10.1.3 and 10.1.4 of the Credit Agreement are hereby amended to state as follows:

                  10.1.1 Current Ratio. Permit on a consolidated basis in accordance with GAAP the Current Ratio as of the end of any Fiscal Quarter to be less than 1.15 to 1.00 or permit the Current Ratio as of the end of any Fiscal Year to be less than
                  1.25 to 1.00.

                  10.1.3. Shareholders Equity. Permit on a consolidated basis in accordance with GAAP the Shareholders Equity of Borrowers and Guarantors in the aggregate (a) to be less than $206,500,000 as of October 28, 2000, (b) to be less than $215,000,000 as of February 3, 2001, or (c) to be less than $216,000,000 as of May 5, 2001.

                  10.1.4. Capital Expenditures. Permit Capital Expenditures made by Borrowers and Guarantors in the aggregate to exceed $60,000,000 during the Fiscal Year ending February 3, 2001.

         7.       Miscellaneous Amendments.

         (a) Section 11.3.1. is hereby deleted and replaced to state as follows:

                           11.3.1. Collateral Account. If an Event of Default
                  shall have occurred and be continuing, the Administrative Agent may, and upon the request of Requisite Lenders shall, whether in addition to the taking by the Administrative Agent of any of the actions described in Section 11.2 or otherwise, make demand upon the Borrowers and Guarantors to, and forthwith upon such demand such Person(s) will, pay to the Administrative Agent at its Lending Office, for its benefit and the ratable benefit of the Lenders, in immediately available (same day) funds for deposit in a Collateral Account to be maintained for the benefit of the Administrative Agent and the ratable benefit of the Lenders at such place as shall be designated by the Administrative Agent, an amount equal to the amount of the Letter of Credit Liabilities. Such Collateral Account shall also be created and funded in such amount if the Borrowers are required to deposit amounts in the Collateral Account pursuant to Section 2.3.7 hereof.

         (b) Section 13.2.1. is hereby amended to add the following sentence at the end of such section:

                  Upon any such assignment, the assignor shall pay an assignment fee of $2,500 to the Administrative Agent.

         (c) Section 14.3.4. is hereby amended to delete the period at the end of that section, to insert a semi-colon followed by the word "or" in place of such period, and to add the following clause at the end of such Section:

                  (i)      amend Section 2.3 or 11.3 of this Agreement.

         8. Continuing Effect of Documents. Except as expressly modified by or provided for in this Agreement, the terms and provisions of the Credit Agreement and all other documents relating to the Loans shall remain in full force and effect as originally executed.

         9. Representations and Warranties. The representations and warranties of the Borrowers and Guarantors in the Credit Agreement are true and correct on and as of the date hereof as though made on this date.

         10. No Default. As of the date hereof, each Borrower and Guarantor is in full compliance with all of the terms and provisions set forth in the Credit Agreement as amended hereby, including without limitation the covenants and agreements set forth in Articles 8, 9 and 10 of the Credit Agreement, and all of the instruments and documents executed in connection therewith, and no Event of Default, as defined in Article 11 of the Credit Agreement, nor any event which, upon notice, lapse of time or both, would constitute an Event of Default, has occurred or is continuing.

         11. Completeness and Modification. This Agreement constitutes the entire agreement between the parties hereto as to the transactions contemplated hereby and supersedes all prior discussions, understandings or agreements between the parties hereto.

         12. No Novation. Except as set forth herein, this Agreement does not constitute a discharge or novation of any promissory note existing prior to this Agreement or any other documents executed in connection with the Loans, and such documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

         13. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        BORROWERS:

                                        GOODY'S FAMILY CLOTHING, INC.

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                                        GOODY'S MS, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GOODY'S IN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------




                                        GFCTX, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                                        GFCTN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        GFCGA, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GFC FS, LLC


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GUARANTORS:

                                        SYDOOG, INC., a Delaware corporation


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GOFAMCLO, INC., a Delaware corporation


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        TREBOR OF TN, INC., a Tennessee
                                         corporation


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------





                        [LENDERS' SIGNATURE PAGES FOLLOW]

    [Lender's Signature Page to Amendment Agreement dated September 30, 2000]



                                      FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent


                                      By:
                                         --------------------------------
                                      Title:
                                            -----------------------------



                                      Address:  First Tennessee Bank National
                                                 Association
                                                Corporate Lending Group
                                                Plaza Tower
                                                800 S. Gay Street
                                                Knoxville, Tennessee  37929
                                                Attn: James H. Atchley
                                                Telecopy No. 423-971-2883

                                      Initial Commitment: $27,250,000
                                      Percentage: 23.70%

    [Lender's Signature Page to Amendment Agreement dated September 30, 2000]



                                        AMSOUTH BANK, as a Lender


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        Address:  505 S. Gay Street, Mezzanine
                                                  Knoxville, Tennessee  37902
                                                  Attn: Eric V. Schwarzentraub
                                                  Telecopy No. 615-521-5352

                                        Initial Commitment: $26,000,000
                                        Percentage: 22.61%

    [Lender's Signature Page to Amendment Agreement dated September 30, 2000]



                                    SOUTHTRUST BANK,
                                    as a Lender


                                    By:
                                       --------------------------------
                                    Title:
                                          -----------------------------



                                    Address:  230 4th Avenue North, 8th Floor
                                              Nashville, Tennessee 37219
                                              Attn: Marcy Harris/Bradford Vieira
                                              Telecopy No. 615-880-4004

                                    Initial Commitment: $22,750,000
                                    Percentage: 19.78%

    [Lender's Signature Page to Amendment Agreement dated September 30, 2000]



                                        FIRST UNION NATIONAL BANK,
                                         as a Lender


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        Address:  One South Penn Square
                                                  Widener Building, 12th Floor
                                                   (PA4843)
                                                  Philadelphia, PA  19107
                                                  Attn: Joan Anderson:
                                                  Telecopy No. (215) 786-2877

                                        Initial Commitment: $22,750,000
                                        Percentage: 19.78%

    [Lender's Signature Page to Amendment Agreement dated September 30, 2000]



                                  WACHOVIA BANK, N.A., as a Lender


                                  By:
                                     --------------------------------
                                  Title:
                                        -----------------------------



                                  Address: 191 Peachtree Street, NE, 29th floor Atlanta, Georgia 30303
                                            Attn: John Tibe
                                            Telecopy No. 404-332-5016

                                  Initial Commitment: $16,250,000
                                  Percentage: 14.13%

                                    EXHIBIT A


                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$__________                    Knoxville, Tennessee           September __, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of _______________________ ____________ ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of _____________________________ AND 00/100THS DOLLARS
($_____________) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                        MAKER:

                                        GOODY'S FAMILY CLOTHING, INC.

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        GOODY'S MS, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GOODY'S IN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GFCTX, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                                        GFCTN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------




                                        GFCGA, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GFC FS, LLC


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                      PROMISSORY NOTE ASSUMPTION AGREEMENT


         This Promissory Note Assumption Agreement is executed this ____ day of _________________, 199___ by ______________________________, a
___________________ (the "Additional Maker") to be affixed to the original Fourth Amended and Restated Promissory Note dated September __, 2000, in the original principal amount of _________________________ Dollars ($_______________) made by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (the "Original Borrowers"), to the order of __________________ _____________________ (the
"Promissory Note") and any additional makers who have joined in the execution of a prior Promissory Note Assumption Agreement.

         The undersigned Additional Maker hereby assumes and promises to pay to the order of ___________________________________, jointly and severally with the Original Borrowers and any other person or entity who has assumed the payment obligations with respect thereto, the principal sum of __________________________ ______________ Dollars ($__________________) with interest on the disbursed and unpaid principal balance from the date of disbursement, until paid, at the rate of interest specified in the Promissory Note. The undersigned Additional Maker, jointly and severally with the Original Borrower and any other person or entity who has assumed the payment obligations with respect thereto, assumes all obligations under the Promissory Note as specified therein.

         IN WITNESS WHEREOF, the undersigned Additional Maker has executed this Agreement on the ___ day of _________________, 2000, which Agreement shall be so firmly affixed to the Promissory Note as to become a part thereof.

                                    ADDITIONAL MAKER


                                    ----------------------------------------

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$27,250,000                    Knoxville, Tennessee           September 30, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-SEVEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($27,250,000) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the

Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

                  IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                        MAKER:

                                        GOODY'S FAMILY CLOTHING, INC.

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        GOODY'S MS, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GOODY'S IN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GFCTX, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                                        GFCTN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------




                                        GFCGA, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------



                                        GFC FS, LLC


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$26,000,000                 Knoxville, Tennessee             September 30, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of AMSOUTH BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY SIX MILLION AND 00/100THS DOLLARS ($26,000,000) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the

Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                    MAKER:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S MS, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S IN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCTX, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                                    GFCTN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCGA, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFC FS, LLC


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$22,750,000                 Knoxville, Tennessee             September 30, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of SOUTHTRUST BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($22,750,000) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the

Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

        It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                    MAKER:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S MS, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S IN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCTX, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                                    GFCTN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCGA, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFC FS, LLC


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$22,750,000               Knoxville, Tennessee               September 30, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of FIRST UNION NATIONAL BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY-TWO MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($22,750,000) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the

Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                    MAKER:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S MS, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S IN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCTX, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                                    GFCTN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCGA, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFC FS, LLC


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


$16,250,000               Knoxville, Tennessee               September 30, 2000


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation, GOODY'S MS, L.P., a Tennessee limited partnership, GOODY'S IN, L.P., a Tennessee limited partnership, GFCTX, L.P., a Tennessee limited partnership, GFCTN, L.P., a Tennessee limited partnership, GFCGA, L.P., a Tennessee limited partnership, and GFC FS, LLC, a Delaware limited liability company (successor to GFC FS, Inc. pursuant to a merger) (collectively, "Maker"), jointly and severally, promise to pay to the order of WACHOVIA BANK, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SIXTEEN MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100THS DOLLARS ($16,250,000) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, certain guarantors, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement dated as of May 16, 1997, by that certain Second Amendment Agreement dated September 23, 1997, by that certain Third Amendment Agreement as of May 26, 1998, and by that certain Fourth Amendment Agreement dated as of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the

Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $115,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Third Amended and Restated Promissory Note of Maker in favor of Payee dated May 26, 1998 in its entirety.

         It is anticipated by Maker and the Lenders that additional parties affiliated with Maker ("Additional Makers") will assume the obligations of and become additional Makers of this Note. Each such Additional Maker shall be added as a Maker of this Note by the execution of a Promissory Note Assumption Agreement in the form attached hereto to be annexed to this Note. No signatures by Lender or Maker (other than an Additional Maker) shall be required to add an Additional Maker as a party to this Note.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                    MAKER:

                                    GOODY'S FAMILY CLOTHING, INC.


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S MS, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GOODY'S IN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCTX, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------

                                    GFCTN, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFCGA, L.P.

                                    By: TREBOR of TN, Inc., General Partner


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------


                                    GFC FS, LLC


                                    By:
                                       ----------------------------------------
                                    Title:
                                           ------------------------------------